                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           June 17, 1998
                                                 -------------------------------


              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                      0-12537                    59-2192277
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois             60606-2607
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 68 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS

First Capital Income Properties, Ltd. - Series VIII (the "Registrant"), sold its interest in the real property commonly known as Old Mill Plaza Shopping Center ("Old Mill"), located in San Antonio, Texas to CC Realty Fund, Ltd., A Texas Limited Liability Company.

The closing of this transaction occurred on June 17, 1998. Old Mill was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $5,900,000. The Registrant received Sales Proceeds, net of actual and estimated closing expenses, of approximately $5,650,000, which approximated the Registrant's carrying basis in Old Mill. Accordingly, the Registrant will report no material gain or loss for financial reporting purposes from this transaction. The Registrant will distribute $5,635,000 or $80.50 per Unit on November 30, 1998 to Limited Partners of record as of June 17, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (page 5) Pro Forma Financial Information

     Exhibits

     2.1 (page 10) Contract for Purchase of Real Property, executed in March 1998, between First Capital Institutional Real Estate Ltd.-Series VIII, A Florida Limited Partnership ("Seller") and CC Realty Fund Ltd., a Texas Limited Liability Company ("Purchaser").

     2.2 (page 61) Closing Statement, dated June 17, 1998, between the Seller and Purchaser.



No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST CAPITAL INCOME PROPERTIES, LTD.-SERIES VIII

                               By:  FIRST CAPITAL FINANCIAL CORPORATION
                                    As Managing General Partner

June 30, 1998                  By:  /s/  NORMAN M. FIELD
-------------                       -------------------------------------
   (Date)                                NORMAN M. FIELD
                                    Vice President--Finance and Treasurer

              FIRST CAPITAL INCOME PROPERTIES, LTD.--SERIES VIII

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Old Mill had occurred on March 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1998 has been presented as if the sale of Old Mill had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sale of Old Mill had occurred on December 31, 1996. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Old Mill have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transaction actually occurred as of March 31, 1998 and December 31, 1997 and 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                    Pro Forma
                                                    March 31,       Pro Forma        Balance
                                                      1998         Adjustments        Sheet
                                                 -------------    ------------    ------------
Investment in commercial rental properties:
  Land                                           $   6,086,700    $ (2,100,800)   $  3,985,900
  Buildings and improvements                        27,290,900      (7,321,100)     19,969,800
                                                 -------------    ------------    ------------
                                                    33,377,600      (9,421,900)     23,955,700
  Accumulated depreciation and amortization        (12,828,300)      3,777,400      (9,050,900)
                                                 -------------    ------------    ------------
  Total investment properties, net of
    accumulated depreciation and amortization       20,549,300      (5,644,500)     14,904,800

Cash and cash equivalents                            4,002,200       5,557,700       9,559,900
Investment in debt securities                        1,200,500                       1,200,500
Rents receivable                                       146,200          22,400         168,600
Other assets                                            11,500          (9,500)          2,000
                                                 -------------    ------------    ------------
                                                 $  25,909,700    $    (73,900)   $ 25,835,800
                                                 =============    ============    ============

                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses          $     284,000    $    (51,200)   $    232,800
  Due to Affiliates                                     54,900                          54,900
  Security deposits                                     50,300         (18,700)         31,600
  Distributions payable                                505,600       5,635,000       6,140,600
  Other liabilities                                      2,300                           2,300
                                                 -------------    ------------    ------------
                                                       897,100       5,565,100       6,462,200
                                                 -------------    ------------    ------------
Partners' capital:
  General Partners (deficit)                           (30,500)                        (30,500)
  Limited Partners (70,000 Units
    outstanding)                                    25,043,100      (5,639,000)     19,404,100
                                                 -------------    ------------    ------------
                                                    25,012,600      (5,639,000)     19,373,600
                                                 -------------    ------------    ------------
                                                 $  25,909,700    $    (73,900)   $ 25,835,800
                                                 =============    ============    ============

    The accompanying notes are an integral part of the pro forma financial statements.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)



                                                   Three Months Ended March 31, 1998
                                               -----------------------------------------
                                                                             Pro Forma
                                               Statement of                 Statement of
                                                Income and    Pro Forma     Income and
                                                 Expenses     Adjustments    Expenses
                                               ------------   -----------   ------------
Income:
  Rental                                       $  1,197,700   $  (257,600)  $   940,100
  Interest on short-term investments                 72,700                      72,700
                                               ------------   -----------   -----------
                                                  1,270,400      (257,600)    1,012,800
                                               ------------   -----------   -----------
Expenses:
  Depreciation and amortization                     185,600                     185,600
  Property operating:
    Affiliates                                       53,400        (5,400)       48,000
    Nonaffiliates                                   176,800       (32,800)      144,000
  Real estate taxes                                 134,000       (48,900)       85,100
  Insurance - Affiliate                              12,700        (5,200)        7,500
  Repairs and maintenance                           107,600        (5,800)      101,800
  General and administrative:
    Affiliates                                        8,200                       8,200
    Nonaffiliates                                    36,900                      36,900
  Provision for value impairment                    350,000      (350,000)            0
                                               ------------   -----------   -----------
                                                  1,065,200      (448,100)      617,100
                                               ------------   -----------   -----------
Net income                                     $    205,200   $   190,500   $   395,700
                                               ============   ===========   ===========
Net income allocated to General Partners       $     47,100   $     3,500   $    50,600
                                               ============   ===========   ===========
Net income allocated to Limited Partners       $    158,100   $   187,000   $   345,100
                                               ============   ===========   ===========
Net income allocated to Limited
  Partners per Unit (70,000 Units
  outstanding)                                 $       2.26   $      2.67   $      4.93
                                               ============   ===========   ===========

    The accompanying notes are an integral part of the pro forma financial statements.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                       Year Ended December 31, 1997
                                               --------------------------------------------
                                                                                Pro Forma
                                                                               Statement of
                                               Statement of     Pro Forma       Income and
                                                Income and     Adjustments       Expenses
                                                 Expenses      (Unaudited)      (Unaudited)
                                               ------------    ------------    ------------
    Income:
      Rental                                   $  4,464,600    $ (1,068,400)   $ 3,396,200
      Interest on short-term investments            282,100                        282,100
                                               ------------    ------------    -----------

                                                  4,746,700      (1,068,400)     3,678,300
                                               ------------    ------------    -----------
    Expenses:
      Depreciation and amortization                 708,400                        708,400
      Property operating:
        Affiliates                                  159,200         (23,200)       136,000
        Nonaffiliates                               761,800        (137,300)       624,500
      Real estate taxes                             480,100        (176,400)       303,700
      Insurance - Affiliate                          44,800         (13,700)        31,100
      Repairs and maintenance                       522,100         (56,600)       465,500
      General and administrative:
        Affiliates                                   32,700                         32,700
        Nonaffiliates                               128,400                        128,400
      Provision for value impairment              1,000,000      (1,000,000)             0
                                               ------------    ------------    -----------

                                                  3,837,500      (1,407,200)     2,430,300
                                               ------------    ------------    -----------

    Net income                                 $    909,200    $    338,800    $ 1,248,000
                                               ============    ============    ===========

    Net income allocated to General Partners   $    192,200    $      3,400    $   195,600
                                               ============    ============    ===========

    Net income allocated to Limited Partners   $    717,000    $    335,400    $ 1,052,400
                                               ============    ============    ===========

    Net income allocated to Limited
      Partners per Unit (70,000 Units
      outstanding)                             $      10.24    $       4.79    $     15.03
                                               ============    ============    ===========

                  The accompanying notes are an integral part
                    of the pro forma financial statements.

              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of March 31, 1998 to reflect the sale of the Registrant's interest in Old Mill.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Old Mill.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of March 31, 1998.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in the operations (including provisions for value impairment) of Old Mill.